UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2011 (April 29, 2011)

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item

1.01

Entry into a Material Definitive Agreement.

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item

2.01

Completion of Acquisition or Disposition of Assets.

Acquisition of University Town Center. On April 29, 2011, Inland Diversified Real Estate Trust, Inc. (referred to herein as “us,” “we,” “our” or the “Company”), through Inland Diversified Norman University, L.L.C., a wholly owned subsidiary formed for this purpose, acquired a fee simple interest in a 158,516 square foot retail center known as University Town Center, located in Norman, Oklahoma.  We purchased this property from an affiliate of Collett & Associates, LLC, for a purchase price paid at closing equal to approximately $32.5 million. However, three vacant spaces totaling 5,850 square feet at University Town Center are subject to earnout closings aggregating $1.62 million.  We will not be required to pay the earnouts on these spaces unless the spaces are leased and the tenants are paying full rent, as the case may be, pursuant to the parameters set forth in the purchase agreement within thirty-six months of closing. We funded 100% of the purchase price of this property with proceeds from our offering. Closing costs did not exceed $75,000.

The cap rate for University Town Center is approximately 7.29%.  We determine “cap rate,” by dividing the property’s annualized net operating income (“NOI”), existing at the date of acquisition, by the purchase price of the property.  NOI consists of, for these purposes, rental income and expense reimbursements from in-place leases, including master leases, if any, reduced by operating expenses and existing vacancies.

In deciding to acquire this property, we considered the following:

Leasing Activity

•

University Town Center is a 158,516-square-foot retail power center that is 96.3% leased to twenty-eight tenants.

•

The property was constructed between 2007 and 2009, and the weighted-average remaining lease term is approximately 5.9 years.

Tenant Mix

•

Anchor tenants at University Town Center include TJ Maxx, Office Depot and Ulta.  TJ Maxx pays an annual base rent of approximately $247,000 under a lease that expires in October 2017. Under the terms of its lease, TJ Maxx has four five-year options to renew through 2037.  Office Depot pays an annual base rent of approximately $290,300 under a lease that expires in February 2018. Under the terms of its lease, Office Depot has three four-year options to renew through 2033.  Ulta pays an annual base rent of approximately $240,700 under a lease that expires in January 2023. Under the terms of its lease, Ulta has three five-year options to renew through 2038.

•

Other retail tenants at the center include Petco, Dress Barn, Hallmark, Maurices, AT&T, Pei Wei and Qdoba.

Location

•

The property is shadow-anchored by Super Target.

•

Norman, Oklahoma is a suburb located approximately 12 miles south of Oklahoma City.

•

The property is located along the east side of Interstate 35, along the north line of W. Robinson and west line of 24th Avenue NW.

•

Additional access to the property will soon be available to 24th Avenue NW at the new Rock Creek overpass, which is scheduled for completion in the summer of 2011. Traffic counts at the new overpass are expected to be approximately 20,000 to 25,000 vehicles per day.

Demographics

•

Within a three-mile radius of the property, the population is approximately 50,100 and the estimated average household income is approximately $74,600.

•

Within a five-mile radius of the property, the population is approximately 94,500 and the estimated average household income is approximately $64,900.

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2011 through 2020 at University Town Center and the approximate rentable square feet represented by the applicable lease expirations.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases

2011	–	–	–	–
2012	3	7,500	215,200	8.5%
2013	10	17,388	387,372	15.3%
2014	3	14,400	253,600	10.0%
2015	2	10,015	195,225	7.7%
2016	1	1,400	32,200	1.3%
2017	5	55,700	779,650	30.9%
2018	3	25,515	423,597	16.8%
2019	–	–	–	–
2020	–	–	–	–

The table below sets forth certain historical information with respect to the occupancy rates at University Town Center expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

Year Ending December 31*	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2010	95.4%	$14.26
2009	84.3%	$14.71
2008	95.6%	$16.29
2007	51.7%	$2.55

* The first year of occupancy was 2007.

We believe that University Town Center is suitable for its intended purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements to the property. There are six competitive shopping centers located within approximately five miles of University Town Center.

Real estate taxes assessed for the fiscal year ended December 31, 2010 (the most recent tax year for which information is generally available) were approximately $250,200. The amount of real estate taxes paid was calculated by multiplying the property’s assessed value by a tax rate of 11.3%. For federal income tax purposes, the depreciable basis in University Town Center will be approximately $27.0 million. We will calculate depreciation expense for federal income tax purposes by using the straight-line method. For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of forty and twenty years, respectively.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached to this Current Report as Exhibits 10.1, 10.2, 10.3 and 10.4, which are incorporated into this Item 2.01 by reference.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Prattville Town Center Loan. On April 29, 2011, our wholly owned subsidiary, Inland Diversified Prattville Legends, L.L.C. (the “Prattville Subsidiary”) entered into a loan in an aggregate principal amount equal to approximately $18.9 million with JPMorgan Chase Bank, National Association (“JPMorgan”). The loan is secured by a first priority mortgage on the Prattville Shopping Center, located in Prattville, Alabama, and bears interest at a rate equal to 5.475% per annum. The loan has a ten-year term, maturing on May 1, 2021, and requires the Prattville Subsidiary to make monthly payments of interest only, provided that if the Prattville Subsidiary does not pay down the principal to $15.93 million by October 1, 2011, it will be required to make monthly payments of both principal and interest. The loan may be prepaid, in full, but not in part, any time after June 1, 2013, provided, however, that if the prepayment occurs before the date that is three months prior to the maturity date, the Prattville Subsidiary will be required to pay a prepayment premium. In addition, on any date on or before October 1, 2011, the Prattville Subsidiary has a one-time right to prepay a portion of the debt in order to reduce the outstanding principal balance to $15.93 million.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents. The loan documents also contain various customary events of default. In the event that an event of a default has occurred and is continuing, the loan will accrue interest at a rate equal to the lesser of the maximum legal interest rate or 10.475% per annum.

The loan is non-recourse to the Prattville Subsidiary. We have guaranteed the obligations or liabilities of the Prattville Subsidiary to JPMorgan for any losses, costs or damages arising out of or in connection with any fraud or intentional misrepresentation, gross negligence or willful misconduct, material physical waste of the property and the breach of any representation or warranty concerning environmental laws, among other things.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached to this Current Report as Exhibits 10.5, 10.6, 10.7 and 10.8, which are incorporated into this Item 2.03 by reference.

Northcrest Shopping Center Loan. On April 29, 2011, our wholly owned subsidiary, Inland Diversified Charlotte Northcrest, L.L.C. (the “Northcrest Subsidiary”) entered into a loan in an aggregate principal amount equal to approximately $18.7 million with JPMorgan. The loan is secured by a first priority mortgage on the Northcrest Shopping Center, located in Charlotte, North Carolina, and bears interest at a rate equal to 5.475% per annum. The loan has a ten-year term, maturing on May 1, 2021, and requires the Northcrest Subsidiary to make monthly payments of interest only, provided that if the Northcrest Subsidiary does not pay down the principal to $15.78 million by October 1, 2011, it will be required to make monthly payments of both principal and interest. The loan may be prepaid, in full, but not in part, any time after June 1, 2013, provided, however, that if the prepayment occurs before the date that is three months prior to the maturity date, the Northcrest Subsidiary will be required to pay a prepayment premium. In addition, on any date on or before October 1, 2011, the Northcrest Subsidiary has a one-time right to prepay a portion of the debt in order to reduce the outstanding principal balance to $15.78 million.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents. The loan documents also contain various customary events of default. In the event that an event of a default has occurred and is continuing, the loan will accrue interest at a rate equal to the lesser of the maximum legal interest rate or 10.475% per annum.

The loan is non-recourse to the Northcrest Subsidiary. We have guaranteed the obligations or liabilities of the Northcrest Subsidiary to JPMorgan for any losses, costs or damages arising out of or in connection with any fraud or intentional misrepresentation, gross negligence or willful misconduct, material physical waste of the property and the breach of any representation or warranty concerning environmental laws, among other things.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached to this Current Report as Exhibits 10.9, 10.10, 10.11 and 10.12, which are incorporated into this Item 2.03 by reference.

Item

8.01

Other Events.

Copps Grocery Store. On April 29, 2011, we, through Inland Diversified Neenah Commercial, L.L.C., a wholly owned subsidiary formed for this purpose, acquired a fee simple interest in a 61,065 square foot single-tenant retail building located in Neenah, Wisconsin, known as “Copps Grocery Store.” We purchased this property from an unaffiliated third party for $6.2 million. Closing costs did not exceed $75,000. We funded the purchase price with proceeds from our offering, and concurrent with closing entered into a loan secured by a first priority mortgage on the property, in an aggregate principal amount equal to approximately $3.5 million. The terms of this loan are described below in Item 8.01 of this Current Report.

The cap rate for Copps Grocery Store is approximately 8.13%. In deciding to acquire this property, we considered the following:

Leasing Activity

•

Copps Grocery Store is 100% leased to Roundy’s Foods through 2022.

•

The property was constructed in 2000.

Location

•

The property is located near the local intersection of Bell Street and Commercial Street.

•

The property is located less than 1 mile west of Highway 41, which is the major north-south thoroughfare in Winnebago County.

Demographics

•

Within a three-mile radius of the property, the population is approximately 29,100 and the estimated average household income is approximately $68,200.

•

Within a five-mile radius of the property, the population is approximately 49,900 and the estimated average household income is approximately $66,400.

We believe that Copps Grocery Store is suitable for its intended purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements to the property. There are two competitive properties located within approximately five miles of the property.

Copps Grocery Store Loan. On April 29, 2011, our wholly owned subsidiary, Inland Diversified Neenah Commercial, L.L.C. (the “Copps Subsidiary”) entered into a loan in an aggregate principal amount equal to approximately $3.5 million with JPMorgan. The loan is secured by a first priority mortgage on the Copps Grocery Store, located in Neenah, Wisconsin, and has a thirty-year term, maturing on May 1, 2041. Until May 1, 2021, the anticipated repayment date, the loan bears interest at a rate equal to 5.425% per annum and requires the Copps Subsidiary to make monthly payments of interest only. On each payment date occurring on or after May 1, 2021, the Copps Subsidiary will be required to pay both principal and interest, calculated based on a twenty-year amortization schedule, and the loan will accrue interest at a rate equal to 3.0% per annum plus the greater of (i) 5.425% or (ii) the then-current ten-year swap yield (as determined by JPMorgan) plus 2.0% per annum, provided that the rate will not exceed 10.425% per annum. The loan may be prepaid, in full, but not in part, any time after June 1, 2013, provided, however, that if the prepayment occurs before the date that is three months prior to the maturity date, the Copps Subsidiary will be required to pay a prepayment premium.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents. The loan documents also contain various customary events of default. In the event that an event of a default has occurred and is continuing, the loan will accrue interest at a rate equal to the lesser of the maximum legal interest rate or 10.425% per annum.

The loan is non-recourse to the Copps Subsidiary. We have guaranteed the obligations or liabilities of the Copps Subsidiary to JPMorgan for any losses, costs or damages arising out of or in connection with any fraud or intentional misrepresentation, gross negligence or willful misconduct, material physical waste of the property and the breach of any representation or warranty concerning environmental laws, among other things.

Silver Springs Pointe. On April 14, 2011, we, through Inland Diversified Oklahoma City Silver Springs, L.L.C., a wholly owned subsidiary formed for this purpose, acquired a fee simple interest in a 135,028 square foot retail center located in Oklahoma City, Oklahoma, known as “Silver Springs Pointe.” We purchased this property from an unaffiliated third party for $16.0 million. Closing costs did not exceed $75,000. We funded the purchase price with proceeds from our offering.

The cap rate for Silver Springs Pointe is approximately 8.30%. In deciding to acquire this property, we considered the following:

Leasing Activity

•

Silver Springs Pointe is 98.1% leased to sixteen tenants, which include Kohl’s, Office Depot, Verizon Wireless and GameStop.

•

The property was constructed in 2000 and 2001, and the weighted-average remaining lease term is approximately 8.3 years.

•

Currently there are two vacant spaces that total approximately 2,500 square feet.

Location

•

The property is shadow-anchored by Super Wal-Mart, Sam’s Club and Home Depot.

•

The property is located approximately ten miles northwest of the Oklahoma City central business district, along the Northwest Expressway (State Road 3), a primary commercial thoroughfare in the area.

Demographics

•

Within a three-mile radius of the property, the population is approximately 65,800 and the estimated average household income is approximately $71,200.

•

Within a five-mile radius of the property, the population is approximately 137,500 and the estimated average household income is approximately $67,900.

We believe that Silver Springs Pointe is suitable for its intended purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements to the property. There are eight competitive properties located within approximately five miles of the property.

Item

9.01

Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

The required financial statements for the University Town Center acquisition will be filed in accordance with Rule 3-14 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Current Report is filed.

(b)

Pro forma financial information.

The required pro forma financial information for the University Town Center acquisition will be filed in accordance with Article 11 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Current Report is filed.

(d)

Exhibits.

Exhibit No.	Description
10.1

Purchase and Sale Agreement, dated as of December 23, 2010, by and between UTC I, LLC and Inland Real Estate Acquisitions, Inc., as amended by the First Amendment, dated as of January 24, 2011, the Second Amendment, dated as of February 4, 2011, the Third Amendment, dated as of February 14, 2011, the Fourth Amendment, dated as of March 1, 2011, the Fifth Amendment, dated as of March 4, 2011, the Sixth Amendment, dated as of March 8, 2011, the Seventh Amendment, dated as of March 10, 2011, the Eighth Amendment, dated as of March 24, 2011, the Ninth Amendment, dated as of April 15, 2011 and the Tenth Amendment, dated as of April 29, 2011

10.2	Assignment, dated as of April 29, 2011, by Inland Real Estate Acquisitions, Inc. to and for the benefit of Inland Diversified Norman University, L.L.C.

10.3	Assignment and Assumption of Leases, dated as of April 29, 2011, by UTC I, LLC for the benefit of Inland Diversified Norman University, L.L.C.

10.4	Post Closing and Indemnity Agreement, dated as of April 29, 2011, by and between UTC I, LLC and Inland Diversified Norman University, L.L.C.

10.5	Loan Agreement, dated as of April 29, 2011, by and between Inland Diversified Prattville Legends, L.L.C., as borrower, and JPMorgan Chase Bank, National Association, as lender

10.6	Promissory Note, dated as of April 29, 2011, by Inland Diversified Prattville Legends, L.L.C. for the benefit of JPMorgan Chase Bank, National Association

10.7	Guaranty Agreement, dated as of April 29, 2011, by Inland Diversified Real Estate Trust, Inc. for the benefit of JPMorgan Chase Bank, National Association

10.8

Environmental Indemnification Agreement, dated as of April 29, 2011, by and between Inland Diversified Prattville Legends, L.L.C. and Inland Diversified Real Estate Trust, Inc. in favor of JPMorgan Chase Bank, National Association

10.9	Loan Agreement, dated as of April 29, 2011, by and between Inland Diversified Charlotte Northcrest, L.L.C., as borrower, and JPMorgan Chase Bank, National Association, as lender

10.10	Promissory Note, dated as of April 29, 2011, by Inland Diversified Charlotte Northcrest, L.L.C. for the benefit of JPMorgan Chase Bank, National Association

10.11	Guaranty Agreement, dated as of April 29, 2011, by Inland Diversified Real Estate Trust, Inc. for the benefit of JPMorgan Chase Bank, National Association

10.12

Environmental Indemnification Agreement, dated as of April 29, 2011, by and between Inland Diversified Charlotte Northcrest, L.L.C. and Inland Diversified Real Estate Trust, Inc. in favor of JPMorgan Chase Bank, National Association

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)  and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements.

These forward-looking statements are not historical facts but reflect the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions.  These statements are not guarantees of future performance, and we caution investors not to place undue reliance on forward-looking statements.  Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2010.  Forward-looking statements in this Report reflect our management’s view only as of the date of this Report, and may ultimately prove to be incorrect or false.  We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.  We intend for these forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date:	May 5, 2011	By:	/s/ Steven T. Hippel
		Name:	Steven T. Hippel
		Title	Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Purchase and Sale Agreement, dated as of December 23, 2010, by and between UTC I, LLC and Inland Real Estate Acquisitions, Inc., as amended by the First Amendment, dated as of January 24, 2011, the Second Amendment, dated as of February 4, 2011, the Third Amendment, dated as of February 14, 2011, the Fourth Amendment, dated as of March 1, 2011, the Fifth Amendment, dated as of March 4, 2011, the Sixth Amendment, dated as of March 8, 2011, the Seventh Amendment, dated as of March 10, 2011, the Eighth Amendment, dated as of March 24, 2011, the Ninth Amendment, dated as of April 15, 2011 and the Tenth Amendment, dated as of April 29, 2011

10.2	Assignment, dated as of April 29, 2011, by Inland Real Estate Acquisitions, Inc. to and for the benefit of Inland Diversified Norman University, L.L.C.

10.3	Assignment and Assumption of Leases, dated as of April 29, 2011, by UTC I, LLC for the benefit of Inland Diversified Norman University, L.L.C.

10.4	Post Closing and Indemnity Agreement, dated as of April 29, 2011, by and between UTC I, LLC and Inland Diversified Norman University, L.L.C.

10.5	Loan Agreement, dated as of April 29, 2011, by and between Inland Diversified Prattville Legends, L.L.C., as borrower, and JPMorgan Chase Bank, National Association, as lender

10.6	Promissory Note, dated as of April 29, 2011, by Inland Diversified Prattville Legends, L.L.C. for the benefit of JPMorgan Chase Bank, National Association

10.7	Guaranty Agreement, dated as of April 29, 2011, by Inland Diversified Real Estate Trust, Inc. for the benefit of JPMorgan Chase Bank, National Association

10.8

Environmental Indemnification Agreement, dated as of April 29, 2011, by and between Inland Diversified Prattville Legends, L.L.C. and Inland Diversified Real Estate Trust, Inc. in favor of JPMorgan Chase Bank, National Association

10.9	Loan Agreement, dated as of April 29, 2011, by and between Inland Diversified Charlotte Northcrest, L.L.C., as borrower, and JPMorgan Chase Bank, National Association, as lender

10.10	Promissory Note, dated as of April 29, 2011, by Inland Diversified Charlotte Northcrest, L.L.C. for the benefit of JPMorgan Chase Bank, National Association

10.11	Guaranty Agreement, dated as of April 29, 2011, by Inland Diversified Real Estate Trust, Inc. for the benefit of JPMorgan Chase Bank, National Association

10.12

Environmental Indemnification Agreement, dated as of April 29, 2011, by and between Inland Diversified Charlotte Northcrest, L.L.C. and Inland Diversified Real Estate Trust, Inc. in favor of JPMorgan Chase Bank, National Association